UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2018

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC) DELAWARE (MGM Growth Properties Operating Partnership LP)	001-37733 333-215571	47-5513237 81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite 750, Las Vegas, Nevada 89135

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	Emerging growth company ☐
MGM Growth Properties Operating Partnership LP	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

Item 2.01	Completion of the Acquisition or Disposition of Assets.

On July 6, 2018, MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), a subsidiary of MGM Growth Properties LLC (the “Company”), and MGP OH, Inc., a Delaware corporation and a subsidiary of the Operating Partnership (“MGP OH”), completed the transactions contemplated by the Membership Interest Purchase Agreement (the “Agreement”), dated April 4, 2018, with Milstein Entertainment LLC, an Ohio limited liability company, and Brock Milstein, which provided for, among other things, the purchase by MGP OH of all of the membership interests of Northfield Park Associates, LLC, an Ohio limited liability company that owns the real estate assets and operations of the Hard Rock Rocksino Northfield Park for total consideration of $1,062,500,000 on a debt free basis, subject to a post-closing working capital adjustment.

The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of the specific date (or dates) set forth therein, were solely for the benefit of the parties to the Agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Operating Partnership. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent developments may not be reflected in the Operating Partnership or Company public disclosure.

Additional information regarding the Agreement is set forth in our Form 8-K filed with the Securities and Exchange Commission on April 5, 2018, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. The Company intends to file the financial statements of Northfield Park Associates, LLC as required by this Item as an amendment to this Form 8-K not later than 71 days after the date on which this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information. The Company intends to file the pro forma financial statements with respect to the transaction described in Item 2.01 as required by this Item as an amendment to this Form 8-K not later than 71 days after the date on which this Form 8-K is required to be filed.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated as of April 4, 2018, among MGP OH, Inc., Milstein Entertainment LLC, Operating Partnership and Brock Milstein (incorporated by reference to the Company’s Current Report on Form 8-K, filed April 5, 2018).*

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2)of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: July 6, 2018	By:	/s/ Andrew Hagopian III
Andrew Hagopian III Secretary

MGM Growth Properties Operating Partnership LP By: MGM Growth Properties OP GP LLC, its general partner

Date: July 6, 2018	By:	/s/ Andrew Hagopian III
Andrew Hagopian III Secretary